UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

New Asia Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-165961	45-0460095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Ubi Avenue #07-58 Vertex Building Tower A, Singapore 408868
(Address of Principal Executive Offices)

+65 6702 3808
Registrant’s telephone number, including area code

DM Products, Inc.
P.O. Box 2458, Walnut Creek, California 94595
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws.

On Janaury 23, 2013, DM Products, Inc. (the “Company”) filed an Articles of Amendment (the “Articles of Amendment”) with the Secretary of State of the State of Nevada effecting a name change of the Company to New Asia Holdings, Inc. (the “Name Change”).  The Company has notified the Financial Industry Regulatory Authority (“FINRA”) of the Name Change and new trading symbol, “NAHD” has been assigned effective February 13, 2015.

The new CUSIP number for the Company's common stock is 64202A109.

A copy of the Articles of Amendment are attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.       Description

Exhibit 3.1      Articles of Amendment New Asia Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Asia Holdings, Inc.

Date: February 13, 2015	By:	/s/ Lin Kok Peng
Name: Lin Kok Peng
Title: Chief Executive Officer